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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 1, 2000

TARGET RECEIVABLES CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota
(State or other jurisdiction of incorporation)

0-26930 (Commission File Number)	41-1812153 (I.R.S. Employer Identification Number)

Target Receivables Corporation
80 South Eighth Street
14th Floor, Suite 1401
Minneapolis, Minnesota 55402
(612)370-6530
(Address, including Zip Code, and Telephone Number,
Including Area Code, of Registrant's Principal Executive Office)

Item 5: Other Events

Name Change

    Effective February 1, 2000, Dayton Hudson Receivables Corporation changed its name to Target Receivables Corporation (the "Corporation"). No other changes were made to the Corporation's structure and it continues with the same rights and obligations as the former Dayton Hudson Receivables Corporation.

    The Certificate of Amendment of Articles of Incorporation effecting the name change is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

    (c) Exhibits

    3.1
    Certificate of Amendment of Articles of Incorporation dated February 1, 2000

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 17, 2000	TARGET RECEIVABLES CORPORATION
	By:	/s/ STEPHEN C. KOWALKE
	Name:	Stephen C. Kowalke
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description	Method Of Filing
3.1	Certificate of Amendment of Articles of Incorporation dated February 1, 2000.	Electronic Transmission

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SIGNATURES

EXHIBIT INDEX